SECURITY AGREEMENT

           In consideration of an extension of credit made by Solpower Corporation, a Nevada corporation ("Creditor"), to [name of Licensee] ("Debtor"), evidenced by a promissory note (the "Note") in the principal sum of
* Dollars ($*) dated ____________, 199___, and to secure:

       a. the timely payment of all amounts due under the Note and any other sums advanced or credit extended by Creditor to Debtor; and

       b. the performance by Debtor of all the covenants herein contained or contained in any other agreement between Debtor and Creditor,

Debtor grants to Creditor (the secured party), pursuant to the ________________ Uniform Commercial Code, a security interest in all of the following property of
Debtor:

       1. Any property of Debtor, whether Debtor owns it now or acquires it in the future, which is in your possession (this includes, but is not limited to, property given to you for safekeeping, collection, or exchange, and all dividends an distributions from the property);

       2. The property described below, together with all parts, accessories, repairs, improvements and accessions to the property, and all proceeds and products from the property, and all replacements, substitutions, and additions to the property.

[___] INVENTORY:

       All inventory wherever it is located which Debtor owns now or may own in the future, that Debtor sells or leases, or that has been or will be supplied under contracts of service, or that are raw materials, work in progress, or materials used or consumed in Debtor's business.

[___] EQUIPMENT:

       All equipment that Debtor owns now or may own in the future including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. Any equipment described in a list or schedule that I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in Debtor's equipment.

[___] FARM PRODUCTS:

       All farm products that Debtor owns now or may own in the future including, but not limited to:

              (a) All poultry and livestock and their young, along with their products and produce;

              (b) All crops, annual or perennial, and all products of the crops; and

              (c) All feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

[___]  ACCOUNTS,  INSTRUMENTS,  DOCUMENTS,  CHATTEL  PAPER AND  OTHER  RIGHTS TO
       PAYMENT:

         All rights Debtor has now or may have in the future to the payment of money including, but not limited to:

              (a)    Payment for goods sold or leased or for services  rendered,
                     whether  or  not   Debtor   has   earned  the   payment  by
                     performance; and

              (b) Rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.

           The above include any rights and interests (including all liens and security interests) that Debtor may have by law or agreement against any account debtor or obligor of Debtor.

[___] GENERAL INTANGIBLES:

       All general intangibles Debtor owns now or may own in the future including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use Debtor's name.

[___] ADDITIONAL PROPERTY:

       Described as follows: see Exhibit A.

All of the above-described property shall be referred to collectively as the "Collateral." The security interest of Creditor in the Collateral shall attach immediately upon the signing of this Agreement, or, with respect to after acquired property, as soon as Debtor acquires rights therein.

           1. WARRANTIES AND REPRESENTATIONS. Debtor warrants and represents that:

              a. Debtor has, or upon acquisition will have, title to all of the Collateral, and no other person, entity or government has or purports to have, or upon acquisition will have, any right, title, encumbrance or adverse claim or lien in or to any of the Collateral.

              a. LOCATION OF COLLATERAL: The Collateral will be kept at the following address:

       -------------------------------------------------------------------------
         (Number and Street)     (City)           (County)               (State)

       which location shall be called the "Property."

              a. Debtor has authority to enter into this Agreement without the consent of any other party.

              a. Any person signing this Agreement on Debtor's behalf has been duly authorized to sign it as Debtor's representative.

              a. Except for the financing statement signed by Debtor to perfect the security interest in the Collateral in favor of Creditor, no financing statement covering the Collateral or any portion thereof is on file in any public office and Debtor agrees not to sign or authorize the filing of any additional financing statements in favor of any person or entity, other than Creditor, as long as any portion of the indebtedness evidenced by the Note remains unpaid.

           1. COVENANTS AND AGREEMENTS.

              a. Debtor shall pay when due all of Debtor's indebtedness to Creditor, and shall repay immediately on demand all expenses (including reasonable attorneys' fees, legal expenses and costs, and the cost of filing financing statements and any renewals or extensions thereof) incurred by Creditor under this Agreement or under any other instrument securing payment of the Note, with interest at the rate of ten percent per year from the date of the expenditure.

              a. Any replacements, renewals or additional personal property hereafter acquired by Debtor shall immediately and automatically (without action by Creditor or Debtor) become subject to this Agreement. Upon demand of Creditor, Debtor, in order to further confirm the same, shall sign a new or amended security agreement.
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
              a. Debtor shall not commence or permit the continuation of, any proceeding in bankruptcy, receivership or similar proceedings, or commit any act of bankruptcy or make any assignment for benefit of creditors or become insolvent.

              a. Debtor shall not remove or permit the removal of the Collateral or any part thereof (including renewals, replacements and other after-acquired property) from the Property without the prior written permission of Creditor, provided that obsolete and worn out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value and of equal usefulness.

              a. Debtor shall not sell, contract to sell, lease, encumber or dispose of the Collateral (or any part thereof) without the prior written consent of Creditor; provided, however, Debtor may sell or dispose of portions of the Collateral in the ordinary course of business of Debtor.

              a. Debtor shall keep the Collateral in good condition and repair and permit no waste thereof and will permit Creditor from time to time to inspect the same and will replace any worn out or obsolete Collateral with property satisfactory to Creditor, at Creditor's option. Debtor shall not allow the value of the Collateral to be impaired.

              a. Debtor shall pay when due all taxes, assessments, charges, liens or encumbrances now or hereafter affecting the Collateral.

              a. Debtor, at Debtor's own expense, shall appear in and defend any action or proceeding that may affect Creditor's security interest in or Debtor's title to the Collateral.

              a. If Debtor fails to make any payment or perform any act herein agreed to be made or performed, Creditor may pay or perform the same, and in that event Debtor shall reimburse Creditor in full for all payments, expenses and costs thereby incurred, with interest thereon at the rate of ten percent per annum. Creditor shall be the sole judge of the validity of any adverse claims, taxes, assessments, charges or encumbrances, and the amount to be paid in satisfaction thereof, and of the necessity for, and of the time and manner of, doing all things herein authorized to be done, provided Creditor shall be under no obligation to do any such acts or to make any of such payments.

              a. The inclusion as Collateral herein of any personal property that may now be or hereafter become affixed or in any manner attached to the Property shall not prevent the Collateral from being subject to the lien of any deed of trust on the Property given to Creditor by Debtor. If the Collateral includes any appliances, equipment, fixture or other items that are also covered by a deed of trust, any sale held either under the deed of trust or under this Agreement pursuant to the Arizona Uniform Commercial Code, shall conclusively bar the rights of Debtor in such items.

              a. Debtor hereby assigns to Creditor all rents and income from the Collateral subject to the right of Debtor to collect and retain the same before any default hereunder.

              a. Debtor shall immediately advise Creditor in writing of any change of address of Debtor.

              a.  Debtor  shall  keep  the  Collateral   free  from  all  liens,
       encumbrances  and  security   interests  (other  than  those  created  or
       expressly permitted by this Agreement).

              a. Debtor shall not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance.

           1. INSURANCE. Debtor shall keep the Collateral and Creditor's interest therein insured under policies with such provisions, for such amounts and by such insurers as shall be satisfactory to Creditor from time to time, and shall furnish evidence on demand of Creditor of such insurance satisfactory to Creditor. Creditor shall be named as a loss payee on all insurance policies. The Collateral shall at all times be insured in an amount not less
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
than its full replacement value and against hazards and in such form and in such amounts and with such companies as Creditor may from time to time require and will deliver the policies or appropriate certificates to Creditor on Creditor's demand. Debtor assigns (and directs any insurer to pay) to Creditor the proceeds of all such insurance and any premium refund and authorizes Creditor to endorse in the name of Debtor any unpaid balance of the Note, whether or not due, and/or to restoration of the Collateral, returning any excess to Debtor. Creditor is authorized, in the name of Debtor or otherwise, to make, adjust, settle claims under and/or cancel any insurance on the Collateral.

           1. INSPECTION OF COLLATERAL. Creditor is authorized to examine the Collateral wherever located at any reasonable time or times. Debtor shall assist Creditor in making any inspection.

           1. MAINTENANCE OF SECURITY INTEREST. Debtor shall pay all expenses and, upon request of Creditor, take any action reasonably deemed advisable by Creditor to preserve and protect the Collateral or to establish, determine priority of, perfect, continue perfection, terminate and/or enforce Creditor's interest in the Collateral or Creditor's rights under this Agreement.

           1. DEFAULT. The occurrence of one or more of the following shall constitute a default hereunder:

              a. any warranty or representation made by Debtor to Creditor is false;

              a. any covenant herein or in the Note is breached;

              a. the priority of the security interest of the Creditor in the Collateral is impaired;

              a. the Collateral is levied on, seized, or attached;

              a. there is any default in the payment when due of interest or principal of the indebtedness secured hereby;

              a. there is any default by Debtor under the terms of any other agreement between Debtor and Creditor;

              a. Debtor, a shareholder of Debtor (if Debtor is a corporation), a partner of Debtor (if Debtor is a partnership), a member of Debtor (if Debtor is a limited liability company) dies, ceases to exist, makes an assignment for the benefit of creditors, becomes insolvent or the subject of bankruptcy or insolvency proceedings.

           1. REMEDIES. Debtor agrees that in the event of a default hereunder by Debtor, Creditor may, in addition to any remedies provided by law and to the extent permitted by law:

              a. Incur expenses, including reasonable attorneys' fees, legal expenses and costs appropriate to the exercise of any right or power under this Agreement. Debtor shall reimburse Creditor in full for all such expenses incurred with interest thereon at the rate of ten percent per year.

              a. Make any payment agreed to be made by Debtor and perform any obligation of Debtor hereunder, without, however, any obligation so to do.

              a. Declare without notice that the entire indebtedness secured hereby is immediately due and payable.

              a. Take possession of the Collateral and render it usable, or repair or renovate the Collateral, without, however, any obligation so to do, and enter upon the real property where the Collateral may be located for that purpose; control, manage, rent and lease the Collateral, either separately or in conjunction with the Property; collect all rents and income from the Collateral and apply the same to reimburse Creditor for any costs or expenses incurred hereunder and to the payment or performance of
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
       Debtor's obligations hereunder, and apply the balance first to interest and then to principal of the indebtedness secured hereby.

              a. Secure the appointment of a receiver for the Collateral.

Creditor shall not exercise any remedies provided for herein until the expiration of any notice and grace periods given to Debtor under Arizona law.

           1. POST DEFAULT RIGHTS OF CREDITOR. With respect to Creditor's rights and remedies following a default by Debtor, the following shall apply:

              a. Creditor may require Debtor to assemble the Collateral and to make it available to Creditor at any convenient place designated by Creditor in the county where it is authorized herein to be located.

              a. Written notice, when required by law, sent to any address of Debtor in this Agreement at least ten calendar days (not counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

              a. Debtor shall reimburse Creditor for any expense incurred by Creditor in protecting or enforcing Creditor's rights under this Agreement, including without limitation, reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition, and disposing of the Collateral. After deduction of such expenses, Creditor may apply the proceeds of disposition to the amount due under the Note in such order and amounts as Creditor elects.

              a. Creditor may permit Debtor to remedy any default without waiving the default so remedied, and Creditor may waive any default without waiving any other subsequent or prior default by Debtor.

           1. CONSTRUCTION OF AGREEMENT.

              a. Creditor has no duty to protect, insure or realize upon the Collateral. Debtor releases Creditor from any liability for any act or omission relating to the Note, the Collateral, and this Agreement, except Creditor's willful misconduct.

              a. Debtor shall not assert against any assignee of Creditor's rights under this Agreement or the Note any claim or defense Debtor may have against Creditor.

              a. Debtor grants Creditor, as further security for the Note, a security interest and lien in any credit balance and other money now or hereafter owed Debtor by Creditor or any assignee of Creditor and, in addition, agrees that Creditor may, without prior notice or demand, charge against any such credit balance or other money any amount owing upon the Note, whether due or not.

              a. This Agreement may be amended only by a written Agreement signed by all of the parties.

              nn. This Agreement shall be construed under the laws of the State of Arizona. The proper venue for any proceeding related to this Agreement shall be Maricopa County, Arizona, and the parties waive any right to object to the venue.

              a. Time is of the essence of this Agreement.

              a. Creditor's acceptance of partial or delinquent payments or Creditor's exercise of any right or remedy, shall not constitute a waiver of any right of Creditor or constitute a modification of this Agreement or of the Note. The taking of this Agreement shall not waive or impair any other security Creditor may have or
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
       hereafter acquire for the payment of the indebtedness secured hereby, nor shall the taking of any such additional security waive or impair this Agreement. Creditor may resort to any security Creditor may have in any order Creditor may deem proper, and notwithstanding any additional security, Creditor shall retain Creditor's right of setoff against Debtor.

              a. This Agreement shall inure to the benefit of Creditor's heirs, legatees, devisees, administrators, executors, successors and assigns and shall bind Debtor's heirs, legatees, devisees, administrators, executors, successors and assigns.

              a.  The  release  of the  security  interest  in any or all of the
       Collateral   shall  not  affect  the  liability  of  the  Debtor  on  the indebtedness secured hereby.

              a. The pleading of the statute of limitations to any demand for the performance of any obligations secured hereby is hereby waived.

           IN WITNESS WHEREOF, this Security Agreement has been duly signed by Debtor or Debtor's authorized representative to be effective as of the date first written above.

[add signature blocks for Debtor and Secured Party]

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